Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Cal R. Hoagland, Senior Vice President and Chief Financial Officer of interWAVE Communications International Ltd. (the “Company”) hereby certify that to the best of my knowledge:

(1)                                  The Company’s Report on Form 10-Q for the period ended December 31, 2003, and to which this certification is attached as Exhibit 32.2 (the “Periodic Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 17, 2004	/s/ CAL R. HOAGLAND
Cal R. Hoagland
Senior Vice President and Chief Financial Officer